TOYOTA FINANCIAL SERVICES 1 Presentation Materials for Investors November 2020 Exhibit 99.1

TOYOTA FINANCIAL SERVICES 2 Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Reform Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation. • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the forward - looking statements. • This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation. • Investors and others should note that we announce material financial information using the investor relations section of our corporate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed ( http://www.twitter.com/toyotafinancial ). We may update our social media channels from time to time on the investor relations section of our corporate website.

TOYOTA FINANCIAL SERVICES 3 Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Ref orm Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, in cluding the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation (“TMCC”). • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the f orward - looking statements. • This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solici tat ion of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this p res entation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment de cis ion whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation. • Investors and prospective investors in securities of TMCC are required to make their own independent investigation and apprai sal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securiti es of TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice. • This presentation and its contents are directed only at and may only be communicated to (a) persons in member states of the Eur opean Economic Area who are “qualified investors” within the meaning of Article 2(e) of the Prospectus Regulation (EU) 2017/1129 , as amended, and (b) in the United Kingdom to such “qualified investors” who are ( i ) persons who have professional experience in matters relating to investments falling as amended within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”), or (ii) high net worth entities and other persons to who m i t may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, or (iii) other persons to whom it may otherwise lawfully be communicated (a ll such persons in (a) through (b) are collectively referred to as “Relevant Persons”). This presentation must not be acted or relied on by persons who are not Rele van t Persons. Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Re levant Persons. • This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the Euro Medium Term Note Programme base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation dated 18 September 2020 as supplemented from time to time (together, the “Prospectus”) together with the applicable final terms which are or will be, as applicable, available on the website of t he London Stock Exchange plc at www.londonstockexchange.com/exchange/news/market - news/marketnewshome.html. Investors should read the Prospectus before making an investment decision in order to fully understand the potential risks and rewards associated with the decision to invest in any securitie s o f Toyota Motor Credit Corporation issued under the Euro Medium Term Note Programme . Approval of the Prospectus by the Central Bank of Ireland should not be understood as an endorsement of securities issued under the Euro Medium Term Note Programme . • Investors and others should note that we announce material financial information using the investor relations section of our cor porate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customer s a nd the general public about our company, our services and other issues. While not all of the information that we post on social med ia is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review t he information we post on the Toyota Motor Credit Corporation Twitter Feed ( http://www.twitter.com/toyotafinancial ). We may update our social media channels from time to time on the investor relations section of our corporate website.

TOYOTA FINANCIAL SERVICES 4 Toyota’s Global Business Markets vehicles in over 200 countries/regions. 50 overseas manufacturing organizations in 27 countries/regions . AUTOMOTIVE Design, Manufacturing, Distribution Consumer Financing Dealer Support & Financing Banking Securities Services Ancillary Products & Services OTHER BUSINESSES Housing Marine Telecommunications e - Business Intelligent Transport Services Biotechnology & Afforestation

TOYOTA FINANCIAL SERVICES 5 TMC Financial Highlights ¥ in billions TMC has adopted International Financial Reporting Standards (IFRS) beginning from the first quarter of the fiscal year ending Ma rch 2021 (1) Cash and cash equivalents, time deposits, marketable debt securities and its investment in monetary trust funds, excludin g i n each case those relating to financial services Source: TMC Q2 FY2020 Financial Summary; TMC FY2020 Financial Summary, TMC Q2 FY2021 Financial Summary ¥14,674.0 ¥15,358.2 ¥11,375.2 2018 2019 2020 Net Revenues Six Months Ended, Sep 30 ¥1,261.8 ¥1,399.2 ¥519.9 2018 2019 2020 Operating Income Six Months Ended, Sep 30 ¥1,242.3 ¥1,149.5 ¥629.3 2018 2019 2020 Net Income Six Months Ended, Sep 30 ¥9,562.6 ¥9,452.0 ¥10,238.7 2018 2019 2020 Total Liquid Assets (1) As of Sep 30 ¥1,465.8 ¥1,372.3 ¥1,400.0 FY19 FY20 FY21 Est. Capital Expenditures ¥1,048.8 ¥1,110.3 ¥1,100.0 FY19 FY20 FY21 Est. R&D Expenditures

TOYOTA FINANCIAL SERVICES 6 Toyota USA Operations by the Numbers 1 All data as of December 2019, except where noted. 2 Toyota vehicles and components assembled using U.S. and globally sourced parts. 3 Parts, materials and components (CY2018). Goods and Services (CY 2018). 4 As of March 14, 2019. 5 Based on Toyota data. Includes direct and dealer employees. 6 Includes U.S. (not HI) and Puerto Rico. 7 Global estimate based on FY18 projections of Toyota Motor Corporation. 8 As of CY 2018. 9 Includes direct, dealer and supplier employees and jobs created through their spending. . 10 2015 Center for Automotive Research Study. Includes direct, dealer, and supplier employees, and jobs created through their sp en ding Source: Toyota USA website

TOYOTA FINANCIAL SERVICES 7 Toyota Operations Across the US Source: Toyota USA website

TOYOTA FINANCIAL SERVICES 8 Toyota Motor North America, Inc. $ 28.4B+ Direct investment in the U.S. as of June 30, 2020 15M+ Sold hybrid electric vehicles as of January 2020 ~50% New vehicles will be electrified in some form by 2025 46M Corolla vehicles sold globally since introduction in 1966 9 Planned new and refreshed models in the Toyota and Lexus lineups in 2020 $13B 2017 five - year planned investment in U.S. manufacturing, R&D, and operations achieved one year earlier than anticipated Source: Toyota Motor North America, Inc. Reports

TOYOTA FINANCIAL SERVICES 9 Toyota and Lexus 3 rd Party Accolades Quality, dependability, safety and product appeal remain high as reflected by numerous 3 rd party accolades 2020 Fortune Toyota ranked one of the “World’s Most Admired Companies” and named the No. 1 Motor Vehicle company (6 th year running) 2020 IIHS Top Safety Pick Awards 5 qualifying Toyota models (1 pick+) 4 qualifying Lexus models (2 pick+) 2019 Edmunds Buyers Most Wanted Toyota Highlander, Toyota Tacoma, Lexus ES 350, Lexus RX 350 2020 J.D. Power and Associates Vehicle Dependability Survey Toyota Motor Corporation received the most segment awards in the survey 2020 Kelley Blue Book Most Awarded Brands No. 1 on Kelley Blue Book’s 10 most Awarded Brands 2020 Kelley Blue Book Resale Value Toyota/Lexus vehicles received best resale value in 9 out of 24 vehicle categories 2020 U.S. News Best Cars for the Money Toyota RAV4 Hybrid, Toyota Corolla Hybrid, Toyota Camry 2020 MY NHTSA 5 - Star Overall Rating 18 Toyota and Lexus models July 2020 IIHS Used Vehicle List Best Choices for Teens 5 Toyota vehicles 2019 Consumer Reports Lexus & Toyota No. 1 and No. 3 brands in brand reliability 2020 Interbrand Best Global Brands Toyota named world’s most valuable automotive brand 2020 U.S. News Best Cars for Families RAV4, Highlander Hybrid, Camry, Avalon and Avalon Hybrid

TOYOTA FINANCIAL SERVICES 10 Toyota and Lexus Vehicle Highlights RAV4 (Hybrid/Prime ) Sienna (Hybrid ) Tacoma Camry (Hybrid/AWD ) IS Venza (Hybrid )

TOYOTA FINANCIAL SERVICES 11 Toyota CASE Technologies TRI - P4 e - Palette Fuel Cell and Battery Electric Connected Autonomous Shared Electric

TOYOTA FINANCIAL SERVICES 12 Toyota Financial Services

TOYOTA FINANCIAL SERVICES 13 TFS Group Global Presence JAPAN REGION EUROPE/AFRICA REGION CHINA REGION ASIA/PACIFIC REGION AMERICAS OCEANIA REGION Finland Sweden Norway Denmark Vietna m Netherlands Ireland German y UK France Czech Poland Slovakia Hungary Portugal Spain Italy Kazakhstan Chin a Kore a Japa n Taiwa n India Thailand Russia Philippines Malaysi a Indonesia South Africa Australia New Zealand Argentin a Brazil Venezuel a Mexic o Puerto Rico Canad a U.S.A.

TOYOTA FINANCIAL SERVICES 14 Toyota Motor Credit Corp (TMCC) Toyota Motor Corporation (TMC)  Toyota Financial Services Corporation (TFSC)  Toyota Motor Credit Corporation (TMCC) • Over 4.5 million active finance contracts (1) • A+/A1/A+ (2) rated captive finance company by S&P/Moody’s/Fitch • Credit support agreement structure with TFSC/TMC (3) (1) As of September 2020 . Source : Company Reports (2) Outlook negative (3) The Credit Support Agreements do not apply to securitization transactions

TOYOTA FINANCIAL SERVICES 15 COVID - 19 Response 15 TMCC's support for our employees, dealers, and customers (1) (1) Support offered at various times throughout TMCC’s COVID - 19 response. TMCC may terminate, or modify the scope, duration and terms of, its COVID - 19 response at any time. • Working closely with dealers to support sales • Temporary dealer floorplan interest deferrals • Principal payment deferrals for real estate and working capital loans Employees Dealers • Employee health and safety remain our top priority • Nearly all TMCC team members transitioned to remote work arrangements Customers • Finance contract extensions, lease deferred payments, and fee waivers for existing customers • Special financing programs and initial payment deferrals for new customers

TOYOTA FINANCIAL SERVICES 16 89% 3% 8% $6.32B FYTD 2021 Revenue TMCC Products and Services ʄ Dealer Financing • Wholesale • Real Estate • Working Capital • Revolving Credit Lines ʄ Consumer Financing • Retail • Lease ʄ Insurance Products • Service Agreements • Prepaid Maintenance • Guaranteed Auto Protection • Excess Wear & Use • Tire & Wheel • Key Replacement Protection • Used Vehicle Limited Warranty TMCC has adopted Accounting Standard Update “ASU” 2016 - 13 effective starting April 1, 2020 Source : TMCC September 30, 2020 10 - Q. Reflects Operating Lease and Retail Financing revenues; Dealer Financing revenues; and Insurance earned premiums and contract revenues for the six months ended September 30, 2020

TOYOTA FINANCIAL SERVICES 17 Extensive Field Organization TFS HQ Customer Service Center (CSC) Plano, TX Phoenix, AZ Cedar Rapids, IA Baltimore, MD Atlanta, GA Henderson, NV Dealer Service Center (DSC) Toyota Financial Savings Bank • Centralized servicing and collections • Currently centralizing dealer and field support (1) (1) We are currently in the process of consolidating our field operations locations into three new regional dealer service ce nte rs (“DSCs”) located in Chandler, Arizona, Plano, Texas, and Alpharetta, Georgia, as shown above. The consolidation of field operations is expected to be complete by the end of fiscal year 2021. The dealer lending function is now centralized at the D SC located in Plano, Texas.

TOYOTA FINANCIAL SERVICES 18 TMCC Earning Asset Composition $ in billions TMCC has adopted Accounting Standard Update “ASU” 2016 - 13 effective starting April 1, 2020 Source : TMCC March 31, 2017 10 - K, March 31, 2019 10 - K, March 31, 2020 10 - K, & September 30, 2020 10 - Q 38.1 38.7 37.9 36.4 35.9 50.7 52.3 53.0 56.4 61.1 17.8 17.3 17.5 17.6 13.2 $106.6 $108.3 $108.4 $110.4 $110.2 Mar-17 Mar-18 Mar-19 Mar-20 Sep-20 Total Managed Assets Lease Retail Wholesale 37.8 40.4 41.9 44.0 43.3 12.9 11.9 11.1 12.4 17.8 $50.7 $52.3 $53.0 $56.4 $61.1 Mar-17 Mar-18 Mar-19 Mar-20 Sep-20 % Unencumbered 75% 77% 79% 78% 71% Total $50.700 $52.300 $53.000 $56.400 $61.100 Sold Retail $12.9 $11.9 $11.1 $12.4 $17.8 Retail $37.8 $40.4 $41.9 $44.0 $43.3 Axis Title Retail Assets Sold Retail Retail 33.2 33.0 32.6 30.8 29.3 4.9 5.7 5.3 5.6 6.6 $38.1 $38.7 $37.9 $36.4 $35.9 Mar-17 Mar-18 Mar-19 Mar-20 Sep-20 % Unencumbered 87% 85% 86% 85% 82% Total $38.100 $38.700 $37.900 $36.400 $35.900 Sold Lease $4.9 $5.7 $5.3 $5.6 $6.6 Lease $33.2 $33.0 $32.6 $30.8 $29.3 Lease Assets Sold Lease Lease

TOYOTA FINANCIAL SERVICES 19 TMCC Financial Performance $ in millions TMCC has adopted Accounting Standard Update “ASU” 2016 - 13 effective starting April 1, 2020 (1) 60+ Days Delinquent, Allowance for Credit Losses, and Net Credit Losses : percentage of gross earning assets (2) Allowance for Credit Losses : the quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before all owa nce for credit losses) plus gross investments in operating leases (investments in operating leases before allowance for credi t l osses). Starting April 1, 2020, quotient for credit losses divided by sum of gross finance receivables (finance receivables before allowance for credit losses) (3) Net Credit Losses : results are annualized and for Finance Receivables only Source: TMCC March 31, 2019 10 - K; March 31, 2020 10 - K, & September 30, 2020 10 - Q $5,726 $5,981 $5,847 2018 2019 2020 Six Months Ended, Sep 30 Total Financing Revenues $1,460 $2,139 $2,509 2018 2019 2020 Net Revenues Six Months Ended, Sep 30 $286 $818 $1,029 2018 2019 2020 Net Income Six Months Ended, Sep 30 0.38% 0.39% 0.37% 0.31% 0.29% 0.34% 2018 2019 2020 60+ Days Delinquent (1) Retail Lease As of Sep 30 0.54% 0.53% 1.56% 2018 2019 2020 As of Sep 30 Allowance for Credit Losses (1)(2) 0.35% 0.34% 0.25% 2018 2019 2020 Net Credit Losses (1)(3) Six Months Ended, Sep 30

TOYOTA FINANCIAL SERVICES 20 TMCC Funding Programs

TOYOTA FINANCIAL SERVICES 21 TMCC Funding Program Overview Highly Liquid and Well Diversified P - 1 | A - 1+ | F - 1 . Direct Issue Commercial Paper Program $24B Undrawn Committed Bank Credit Facilities (1) $17.9B Average Liquidity Portfolio Balance for FY21Q2 $70B + Readily Salable Retail Loans and Leases EUR NZD JPY USD GBP AUD Global Issuance Capacity    Intercompany Lending Infrastructure Investor Focused Long - Term Perspective Best - in - Class Execution Responsive Flexible Innovative Diversity and Inclusion Green Bonds November 2017 Toyota Motor Credit Corporation €600mn 0.00% Green Notes due 2021 €600mn 0.625% Notes due 2024 Source : TMCC September 30, 2020 10 - Q and Company Reports (1) As of September 30, 2020

TOYOTA FINANCIAL SERVICES 22 Commercial Paper Highlights P – 1 | A – 1 + | F1 Moody’s S&P Fitch Highest Short - Term Ratings TCCI TFA TMCC TMFNL TCPR Five Distinct Programs $15.0B | $ 4.3B Syndicated Other Backed by $ 19.3B of Committed Bank Credit (1) $ 23.5B Average Outstanding Balance TMCC and TCPR during FY21Q2 700+ Investors State and Local, Corporates, Pension Funds, Asset Managers, Financial Institutions DOCP <GO> Rates Posted Daily on Bloomberg Source : TMCC September 30, 2020 10 - Q and Company Reports (1) As of September 30, 2020

TOYOTA FINANCIAL SERVICES 23 TMCC FYTD 2021 Funding Overview As of November 9,2020 (1) Net of retained (2) Funding from asset - backed loans and ABCP Conduits Figures may not add up to 100% due to rounding Global , 46% ABS , 40% Other , 14% Uridashi , 1% $31.6B Term Debt Funded FYTD 2021 $19.0B $5.7B $6.9B Unsecured Public and 144A ABS (1) Private ABS (2)

TOYOTA FINANCIAL SERVICES 24 Diversification in Debt Offerings As of November 9,2020 $ in millions Global MTN , $36,335 Public / Private ABS , $21,019 EMTN / Eurobonds , $16,786 Other , $7,600 MTN , $2,612 By Deal Type USD , 72,477 EUR , 6,839 AUD , 3,579 GBP , 1,087 Other , 371 By Currency

TOYOTA FINANCIAL SERVICES 25 Funding Flexibility and Responsiveness (1) Unsecured U.S. MTN issuances, excluding Structured Notes and Retail Notes Percentages may not add to 100% due to rounding Source: Company Reports 45% 37% 49% 73% 39% 44% 51% 38% 19% 50% 11% 12% 13% 8% 11% FY17 FY18 FY19 FY20 FYTD21 Diversification Across the USD Curve (1) <=2yrs 3-5yrs 7-10yrs

TOYOTA FINANCIAL SERVICES 26 TMCC Retail Loan Collateral & ABS Transactions

TOYOTA FINANCIAL SERVICES 27 Credit Decisioning & Collections Disciplined Underwriting Consistent and conservative underwriting standards designed to limit delinquencies and credit losses • Key mission is to support Toyota and Lexus brand and vehicle sales • Continued focus on prime originations • Proprietary credit scores that leverage TMCC’s extensive origination history • Regular statistical validations of predictive power Servicing Optimization Optimization of collections strategy and staff supports loss mitigation while enabling portfolio growth • Emphasis on early intervention • Reinforcement of strong compliance management system • Focus on analytics and technology to prioritize high risk accounts and manage loss severities

TOYOTA FINANCIAL SERVICES 28 Cumulative Net Losses by Vintage 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 1 5 9 13 17 21 25 29 33 37 41 45 49 53 57 61 65 69 73 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2015 2007 2008 Source: Company Reports as of September 30, 2020

TOYOTA FINANCIAL SERVICES 29 Retail Managed Portfolio Performance Source: Company Reports as of September 30, 2020 $56 $53 $53 $51 $50 $50 $49 FY20 FY19 FY18 FY17 FY16 FY15 FY14 Receivables Principal Balance ($B) $56 $60 Sep 2019 Sep 2020 3.14 3.10 3.16 3.18 3.16 3.21 3.22 FY20 FY19 FY18 FY17 FY16 FY15 FY14 Contracts Outstanding (#M) 3.13 3.18 Sep 2019 Sep 2020 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% FY20 FY19 FY18 FY17 FY16 FY15 FY14 0.56% 0.55% 0.54% 0.38% 0.44% 0.31% Sep 2019 Sep 2020 Sep 2019 Sep 2020 Sep 2019 Sep 2020% 60+D Past Due Gross Charge Offs Net Losses Performance by Principal Balance Outstanding 0.0% 0.5% 1.0% 1.5% 2.0% FY20 FY19 FY18 FY17 FY16 FY15 FY14 0.64% 0.64% 1.10% 0.74% Sep 2019 Sep 2020 Sep 2019 Sep 2020% 60+D Past Due % Repossessed Performance by Contracts Outstanding

TOYOTA FINANCIAL SERVICES 30 Origination Characteristics *Percentages may not sum to 100% due to rounding. Source: Company Reports as of September 30, 2020 46% 42% 35% 18% 26% 24% 25% 20% 23% 22% 30% 32% 45% 60% 52% CY16 CY17 CY18 CY19 CY20 APR Distribution* <2.0% 2.0%-3.99% >=4.0% 726 734 735 740 731 CY16 CY17 CY18 CY19 CY20 Weighted Average FICO 66 69 68 69 70 CY16 CY17 CY18 CY19 CY20 Weighted Average Original Term 26% 23% 23% 27% 32% 74% 77% 77% 73% 68% CY16 CY17 CY18 CY19 CY20 New vs Used Used New

TOYOTA FINANCIAL SERVICES 31 TAOT Deal Characteristics *Percentages may not sum to 100% due to rounding. Source: Company Reports as of September 30, 2020 748 755 769 2010-A 2020-D Weighted Average FICO $12,659 $18,900 2010-A 2020-D Average Principal Balance 62 62 66 40 47 50 22 15 16 2010-A 2020-D Original Term Remaining Term Seasoning Weighted Avg Orig and Rem Term (months) 59% 56% 36% 41% 44% 64% 2010-A 2020-D Sedans and Vans Trucks and SUVs Receivables by Vehicle Type (%)*

TOYOTA FINANCIAL SERVICES 32 TAOT Cumulative Net Losses Source: Company Reports as of October 15, 2020 payment date 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 1 5 9 13 17 21 25 29 33 37 41 45 49 2010, 2011, 2012 Series TAOT 2010-A TAOT 2010-B TAOT 2010-C TAOT 2011-A TAOT 2011-B TAOT 2012-A TAOT 2012-B 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 1 5 9 13 17 21 25 29 33 37 41 45 49 2013, 2014, 2015 Series TAOT 2013-A TAOT 2013-B TAOT 2014-A TAOT 2014-B TAOT 2014-C TAOT 2015-A TAOT 2015-B TAOT 2015-C 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 1 5 9 13 17 21 25 29 33 37 41 45 49 2016, 2017, 2018 Series TAOT 2016-A TAOT 2016-B TAOT 2016-C TAOT 2016-D TAOT 2017-A TAOT 2017-B TAOT 2017-C TAOT 2017-D TAOT 2018-A TAOT 2018-B TAOT 2018-C TAOT 2018-D 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 1 5 9 13 17 21 25 29 33 37 41 45 49 2019 and 2020 Series TAOT 2019-A TAOT 2019-B TAOT 2019-C TAOT 2019-D TAOT 2020-A TAOT 2020-B TAOT 2020-C

TOYOTA FINANCIAL SERVICES 33 TALNT Performance Source: Company Reports as of October 25, 2020 payment date 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 1 4 7 10 13 16 19 22 25 Delinquencies Metric (%) Amoritziation Event TALNT2019-1 3.95% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 1 4 7 10 13 16 19 22 25 Annualized 3mo Average Net Credit Loss Metric (%) O/C Step-Up Amoritziation Event TALNT2019-1 3.00% 1.50% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 1 4 7 10 13 16 19 22 25 Annualized 3mo Average Net Credit Loss Metric (%) O/C Step-Up Amoritziation Event TALNT2020-1 3.30% 1.70% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 1 4 7 10 13 16 19 22 25 Delinquencies Metric (%) Amoritziation Event TALNT2020-1 4.65%

TOYOTA FINANCIAL SERVICES 34 Appendix

TOYOTA FINANCIAL SERVICES 35 TMC Consolidated Financials Consolidated Income Statement Fiscal Year Ended March 31, Six Months Ended (JPY billions) 2019 2020 September 30, 2020 Net Revenues 30,225.6 30,225.6 11,375.2 Operating Income 2,467.5 2,467.5 519.9 Net Income 1,882.8 1,882.8 629.3 Consolidated Balance Sheet Fiscal Year Ended March 31, Six Months Ended (JPY billions) 2019 2020 September 30, 2020 Current assets 19,178.5 18,963.3 21,063.7 Non - current assets 34,238.0 35,009.0 35,420.0 Total Assets 53,416.4 53,972.3 56,483.8 Liabilities 32,761.2 32,633.3 34,687.7 Shareholders' equity 20,655.2 21,339.0 21,796.0 Total Liabilities & Shareholders' Equity 53,416.4 53,972.3 56,483.8 Numbers may not sum to total due to rounding. TMC has adopted International Financial Reporting Standards (IFRS) beginning from the first quarter of the fiscal year ending Ma rch 2021 Source : TMC FY2020 Financial Summary and TMC Q2 FY2021 Financial Summary

TOYOTA FINANCIAL SERVICES 36 TMCC Financial Performance Consolidated Income Statement Fiscal Year Ended March 31, Six Months Ended (USD millions) 2019 2020 September 30, 2020 Total Financing Revenues 11,640 12,029 5,847 less: Interest Expense and Depreciation 9,656 9,654 3,034 add: Other Income 1,196 1,255 739 Net Financing Revenues 3,180 3,630 2,509 Net Income 795 913 1,029 Credit Performance March 31, Six Months Ended 2019 2020 September 30, 2020 Over 60 Days Delinquent (1) 0.31% 0.39% 0.37% Allowance for Credit Losses (1) (2) 0.55% 0.73% 1.35% Net Credit Losses (1) 0.34% 0.34% 0.25% TMCC has adopted Accounting Standard Update “ASU” 2016 - 13 effective starting April 1, 2020 (1) Percentage of gross earning assets (2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before allow anc e for credit losses) plus gross investments in operating leases (investments in operating leases before allowance for credit los ses) Source: TMCC March 31, 2020 10 - K & September 30, 2020 10 - Q

TOYOTA FINANCIAL SERVICES 37 Credit Support Agreement TFSC Credit Support Agreement Securities (1) issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC • TFSC will own 100% of TMCC • TFSC will cause TMCC to maintain a tangible net worth of at least $100,000 as long as covered securities are outstanding • If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds available to TMCC to ensure that all such payment obligations are paid as due • Agreement cannot be terminated until (1) repayment of all outstanding securities or (2) each rating agency requested by Toyota to provide a rating has confirmed no change in rating of all such securities TMC Credit Support Agreement TFSC in turn has the benefit of a credit support agreement with TMC • Same key features as TFSC/TMCC credit support agreement • TMC will cause TFSC to maintain a tangible net worth of at least JPY10mm as long as covered securities are outstanding TFSC’s and/or TMC's credit support obligations will rank pari passu with all other senior unsecured debt obligations (1) “Securities” defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does not include asset - backed securities issued by TMCC’s securitization trusts.

TOYOTA FINANCIAL SERVICES 38 Origination Profile TMCC Retail Auto Loan Originations Original Summary Characteristics by Vintage Origination Year: 2016 2017 2018 2019 2020 Number of Pool Assets 883,424 882,329 847,020 948,970 733,095 Original Pool Balance $23,944,624,507 $24,699,290,739 $24,306,812,650 $27,579,012,944 $22,122,213,000 Average Initial Loan Balance $27,104 $27,993 $28,697 $29,062 $30,176 Weighted Average Interest Rate 3.24% 3.22% 4.09% 5.02% 4.47% Weighted Average Original Term 66 Months 69 Months 68 Months 69 Months 70 Months Weighted Average FICO 726 734 735 740 731 Minimum FICO 383 383 395 382 376 Maximum FICO 900 900 900 900 900 Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance: State 1 CA - 21.4% CA - 23.3% CA - 23.5% CA - 21.3% CA - 22.1% State 2 TX - 15.5% TX - 14.4% TX - 15.0% TX - 15.2% TX - 14.7% State 3 NY - 4.8% NY - 4.2% IL - 4.0% VA - 4.5% VA - 4.6% State 4 NJ - 4.0% PA - 3.8% PA - 3.7% NY - 4.0% NY - 4.1% State 5 IL - 3.8% NJ - 3.7% NY - 3.7% PA - 3.9% MD - 3.9% Distribution of Receivables by Contract Rate: (1) Less than 2.0% 46.0% 42.4% 34.9% 17.6% 25.8% 2.0% - 3.99% 23.7% 25.3% 19.7% 22.6% 22.0% 4.0% - 5.99% 13.6% 17.0% 21.1% 31.1% 26.4% 6.0% - 7.99% 7.6% 6.7% 12.6% 15.3% 12.9% 8.0% - 9.99% 4.2% 3.7% 5.1% 6.0% 5.3% 10.0% - 11.99% 2.3% 2.2% 2.6% 2.8% 2.7% 12.0% - 13.99% 1.2% 1.2% 1.5% 1.8% 1.7% 14.0% - 15.99% 0.7% 0.7% 0.9% 1.0% 1.3% 16.0% and greater 0.7% 0.8% 1.6% 1.8% 2.1% Total 100.00% 100.00% 100.00% 100.00% 100.00% Share of Original Assets: Percentage of Non - Toyota/Non - Lexus 3.3% 3.0% 3.3% 3.6% 5.8% Percentage of 75+ Month Term 13.4% 15.2% 15.4% 23.0% 27.7% Percentage of Used Vehicles 25.7% 23.0% 23.0% 26.9% 32.2% (1) Percentages may not add to 100.0% due to rounding. Source: Company Reports as of September 30, 2020

TOYOTA FINANCIAL SERVICES 39 Managed Portfolio Performance TMCC Retail Loan Delinquency Experience (1) At September 30, At March 31, 2020 2019 2020 2019 2018 2017 2016 Outstanding Contracts (2) 3,179,160 3,134,492 3,142,143 3,097,464 3,158,375 3,181,143 3,163,189 - - - - Number of Accounts Past Due in the following categories 30 - 59 days 34,306 42,387 40,205 38,498 37,044 36,396 35,795 60 - 89 days 10,582 11,310 11,604 9,576 9,464 8,018 7,822 Over 89 days 9,781 8,734 12,219 8,240 8,063 7,633 6,776 - - - - Delinquencies as a Percentage of Contracts Outstanding (3) 30 - 59 days 1.08% 1.35% 1.28% 1.24% 1.17% 1.14% 1.13% 60 - 89 days 0.33% 0.36% 0.37% 0.31% 0.30% 0.25% 0.25% Over 89 days 0.31% 0.28% 0.39% 0.27% 0.26% 0.24% 0.21% (1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMC C. (2) Number of contracts outstanding at end of period. (3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be pas t due if less than 90% of such payment is made.

TOYOTA FINANCIAL SERVICES 40 Performance - Retail Loan TMCC Managed Portfolio Net Loss and Reposession Experience (dollars in thousands) (1) For the Six Months Ended For the Fiscal Years Ended September 30, March 31, 2020 2019 2020 2019 2018 2017 2016 Principal Balance Outstanding (2) $59,838,978 (9) $55,862,043 $56,265,888 $53,236,380 $52,760,041 $50,759,341 $49,716,914 Average Principal Balance Outstanding (3) $58,052,433 $54,549,212 $54,751,134 $52,998,211 $51,759,691 $50,238,127 $49,681,134 Number of Contracts Outstanding 3,179,160 3,134,492 3,142,143 3,097,464 3,158,375 3,181,143 3,163,189 Average Number of Contracts Outstanding (3) 3,160,652 3,115,978 3,119,804 3,127,920 3,169,759 3,172,166 3,186,531 Number of Repossessions (4) 11,727 (10) 17,191 34,899 35,694 38,580 45,883 37,741 Number of Repossessions as a Percent of the Number of Contracts Outstanding 0.74% (7) 1.10% (7) 1.11% 1.15% 1.22% 1.44% 1.19% Number of Repossessions as a Percent of the Average Number of Contracts Outstanding 0.74% (7) 1.10% (7) 1.12% 1.14% 1.22% 1.45% 1.18% Gross Charge - Offs (5)(8) $112,327 $149,935 $352,213 $323,962 $351,634 $395,109 $322,814 Recoveries (6) $20,679 $27,283 $49,191 $48,871 $49,567 $49,474 $47,966 Net Losses $91,648 $122,652 $303,022 $275,091 $302,067 $345,635 $274,848 Net Losses as a Percentage of Principal Balance Outstanding 0.31% (7) 0.44% (7) 0.54% 0.52% 0.57% 0.68% 0.55% Net Losses as a Percentage of Average Principal Balance Outstanding 0.32% (7) 0.45% (7) 0.55% 0.52% 0.58% 0.69% 0.55% (1) The net loss and repossession data reported in this table includes all retail installment sales contracts purchased by T MCC , excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC. (2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal amount for actuaria l c ontracts. Actuarial contracts do not comprise any of the Receivables. (3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods . (4) Includes bankruptcy - related repossessions but excludes bankruptcies. (5) Amount charged - off is the net remaining principal balance, including earned but not yet received finance charges, repossess ion expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge - offs. (6) Includes all recoveries from post - disposition monies received on previously charged - off contracts including any proceeds from the liquidation of the related vehicle after the related charge - off. Also includes recoveries for dealer reserve charge - offs and chargebacks. (7) Annualized = [Result] Divide By [Number of Periods] Multiply By [12] (8) Beginning in February 2010, Toyota Motor Credit Corporation changed its charge - off policy from 150 days past due to 120 days pa st due. (9) Due to CECL implementation effective 4/1/2020, interest receivable is no longer under Finance Receivable. Accounting team cre at ed a new GL account 110400 for accrued interest receivable which rolls up to Other Assets on the Balance Sheet. Confirmed with Peter Pang that the new GL should be included in this file as part of principal o/s balance. (10) Repossession decreased significantly due to TFS put a hold on repossessing vechicles started March 2020. Source : Company Reports

TOYOTA FINANCIAL SERVICES 41 (1) Percentages may not add to 100.00% due to rounding Source: Company Reports ABS Deal Comparison Original Summary Characteristics by Prior Securitization: TAOT 2018 - D TAOT 2019 - A TAOT 2019 - A TAOT 2019 - B TAOT 2019 - C TAOT 2019 - D TAOT 2020 - A TAOT 2020 - B TAOT 2020 - C TAOT 2020 - D Number of Pool Assets 73,125 101,380 101,380 102,324 72,045 99,197 97,464 67,524 86,264 87,460 Original Pool Balance $1,390,010,109.85 $1,930,929,363.46 $1,930,929,363.46 $1,907,216,811.97 $1,344,769,909.63 $1,872,859,970.50 $1,855,904,868.20 $1,275,392,995.27 $1,659,837,859.33 $1,652,997,849.97 Average Principal Balance $19,008.69 $19,046.45 $19,046.45 $18,639.00 $18,665.69 $18,880.21 $19,041.95 $18,888.00 $19,241.37 $18,900.04 Weighted Average Interest Rate 2.13% 2.32% 2.32% 2.56% 2.74% 2.98% 3.20% 3.26% 3.43% 3.46% Weighted Average Original Term 66 66 66 66 66 66 66 66 66 66 Weighted Average Remaining Term 51 51 51 50 50 50 50 49 50 50 Weighted Average FICO 762 762 762 761 762 766 766 767 769 769 Minimum FICO 620 620 620 620 620 620 620 620 620 620 Maximum FICO 900 900 900 900 900 900 900 900 900 900 Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance: State 1 CA - 23.5% CA - 23.9% CA - 23.9% CA - 24.7% CA – 24.8% CA – 25.0% CA – 24.7% CA – 24.2% CA – 23.8% CA – 23.3% State 2 TX - 15.4% TX - 15.3% TX - 15.3% TX - 14.6% TX – 14.8% TX – 14.9% TX – 15.02% TX – 14.8% TX – 14.2% TX – 13.9% State 3 IL - 4.3% IL - 4.6% IL - 4.6% IL - 4.7% IL – 4.8% IL – 4.9% IL – 4.8% IL – 4.7% PA – 5.0% IL – 4.5% State 4 PA - 4.1% PA - 4.0% PA - 4.0% PA - 4.0% PA – 4.0% PA – 3.9% PA – 4.0% PA – 4.1% IL – 4.7% PA – 4.1% State 5 VA - 3.8% VA - 3.8% VA - 3.8% VA - 3.7% VA – 3.6% VA – 3.5% VA – 3.78% NJ – 3.7% VA – 3.8% VA – 3.9% Distribution of Receivables by Contract Rate: (1) Less than 2.0% 60.89% 57.41% 57.41% 52.99% 50.71% 47.41% 43.69% 42.68% 38.24% 36.96% 2.0% - 3.99% 23.29% 24.22% 24.22% 25.69% 24.81% 24.73% 25.54% 25.74% 27.72% 28.73% 4.0% - 5.99% 10.31% 11.70% 11.70% 13.35% 15.33% 17.46% 19.11% 20.33% 22.47% 22.83% 6.0% - 7.99% 3.06% 3.84% 3.84% 4.67% 5.74% 6.41% 7.05% 6.95% 7.16% 7.14% 8.0% - 9.99% 1.43% 1.67% 1.67% 1.88% 1.93% 2.21% 2.50% 2.29% 2.36% 2.33% 10.0% - 11.99% 0.73% 0.77% 0.77% 0.96% 0.99% 1.09% 1.27% 1.20% 1.21% 1.16% 12.0% - 13.99% 0.23% 0.30% 0.30% 0.32% 0.36% 0.51% 0.57% 0.57% 0.60% 0.61% 14.0% - 15.99% 0.05% 0.05% 0.05% 0.11% 0.12% 0.13% 0.21% 0.18% 0.20% 0.18% 16.0% and greater 0.01% 0.01% 0.01% 0.02% 0.03% 0.00% 0.07% 0.06% 0.05% 0.06% Total 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% Distribution of Receivables by Vehicle Type: (1) Passenger Cars 40.79% 40.19% 40.19% 39.10% 37.82% 36.27% 34.99% 33.99% 32.60% 31.67% Minivans 5.88% 5.79% 5.79% 5.55% 5.31% 5.40% 5.20% 4.83% 4.26% 4.22% Light Duty Trucks 14.82% 16.00% 16.00% 16.57% 17.29% 18.05% 18.28% 17.87% 17.63% 17.08% SUVs 38.50% 38.03% 38.03% 38.78% 39.58% 40.28% 41.53% 43.31% 45.50% 47.03% Total 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 99.99% 100.00% Distribution of Receivables by Make: (1) Toyota and Scion 88.92% 89.45% 89.45% 89.02% 87.87% 86.99% Lexus 11.08% 10.55% 10.55% 10.98% 12.13% 13.01% 87.24% 87.18% 87.06% 85.87% Total 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 12.76% 12.82% 12.94% 14.13% Share of Original Assets: 1 Percentage with Original Scheduled Payments > 60 months 56.17% 55.51% 55.51% 55.07% 55.30% 54.33% 54.29% 54.52% 57.35% 56.23% Percentage of Used Vehicles 17.97% 17.64% 17.64% 18.24% 18.97% 20.34% 19.94% 20.86% 21.38% 23.33%